                                                                    EXHIBIT 10.3



                                                                 [CITICORP LOGO]
DEALER SECURITY AGREEMENT                                CITICORP DEALER FINANCE

        This Dealer Security Agreement ("Agreement"), made this 19th day of June, 1995 by and between CITICORP DEL-LEASE, INC., d/b/a Citicorp Dealer Finance (hereinafter referred to as "Lender") having its principal place of business at 450 Mamaroneck Avenue, Harrison, NY 10528, and M & M Properties, Inc dba M & M Equipment Rental, an AL /x/ corporation: / / ________________________ partnership; / / sole proprietorship (check applicable term), having its principal place of business at 8519 Hwy 20 West, Madison, AL 35758 (hereinafter referred to as "Borrower") and other locations from which it conducts its business as follows ______. Borrower engages in the business of buying, selling and generally dealing in goods of various types, at retail or otherwise. Borrower hereby requests Lender to make extensions of credit as Lender may deem advisable to make from time to time to enable Borrower to finance the acquisition of inventory and equipment:

________________________________________________________________________________

________________________________________________________________________________

In consideration of the mutual promises, and of the covenants and conditions of this Agreement, the parties hereto agree as follows:

1.  EXTENSIONS OF CREDIT.
    a. Borrower hereby requests Lender to advance and/or commit to advance sums of money on behalf of Borrower ("Extensions of Credit") from time to time, for the purchase of all or part of the Borrower's Inventory (hereinafter defined). Any Extensions of Credit shall be made in amounts to be determined by Lender in Lender's sole discretion provided, however, that Lender, with or without cause, may refuse to advance any such sum of money. Extensions of credit shall be conditioned upon Borrower's delivery of such documents, agreements and instruments as Lender may require in its sole discretion, all in form and substance satisfactory to Lender. Unless specified in notes or other instruments made by Borrower and accepted by Lender, all Extensions of Credit shall be evidenced solely by entries upon the books and records of Lender. Borrower acknowledges that no Extension of Credit previously made shall require Lender to make any future Extensions of Credit.
    b. Lender is hereby authorized and directed to pay on Borrower's behalf up to the amount due on each invoice from the manufacturer or distributor of an item of Inventory (a "Supplier") submitted to Lender by Borrower and other instruments required by Lender to evidence the Extensions of Credit and the Collateral securing such Extensions of Credit. Lender, in its sole discretion, shall determine the eligibility of any such invoices for Extensions of Credit pursuant to this Agreement. Payment when so made by Lender to Supplier shall be deemed to be an Extension of Credit to Borrower and shall become due and payable by Borrower under this Agreement. Lender shall have no responsibility for the validity or genuineness of any such invoice, and Lender shall have no responsibility for any breach of contract between Borrower and Supplier or any other person or entity. Borrower agrees to indemnify and hold Lender harmless from and against any demand, claim, action, cost, liability, damage or expense of any kind, including attorney's fees, arising from or in connection with the transactions contemplated herein.

2.  COLLATERAL.
    a. The term "Collateral" as used herein shall mean: All new and used inventory now owned or hereafter acquired by the Borrower, including but not limited to See attached Schedule A wherever located and any and all returned, exchanged and repossessed items thereof and trade-ins thereon and any and all attachments, additions and accessions thereto and accessories, substitutions, replacements and parts therefor ("Inventory"); all chattel paper, leases, contract rights, accounts and general intangibles now owned or hereafter acquired by Debtor arising from or related to the above Inventory; and all proceeds of the foregoing, including all cash, rents and non-cash proceeds thereof, including insurance proceeds.
    b. Borrower hereby specifically mortgages and hypothecates to and in favor of Lender, and grants to Lender, a security interest in the Collateral. The security interest granted hereunder shall secure the payment and performance of all Extensions of Credit and all other advances, debts, liabilities and obligations owed by the Borrower to Lender, incurred directly or contingently, which are presently existing or hereafter arising whether under this Agreement or any other agreement between Borrower and Lender (collectively, the "Obligations").

3. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that on the date hereof and at the time of each Extension of Credit:
    a. Borrower is engaged in the business of buying, selling and generally dealing in goods at retail or otherwise;
    b. Borrower's chief place of business and the Collateral are located at the address indicated above except where Borrower has other locations from which it conducts its business or where some of the Collateral may be located and the address of such locations have been indicated above, and it has authority to conduct its business in such locations:
    c.  Borrower is not in default under any contract to which it is a party;
    d. There is no security agreement, mortgage, chattel mortgage, deed of trust, conditional sale contract, pledge, assignment of receivable or other agreement executed by it and presently outstanding covering any of the Collateral and the proceeds thereof, other than with Lender, except for that certain security agreement between Borrower and SEE ATTACHED SCHEDULE B;
    e. The Collateral is free from all liens, claims, security interests and encumbrances other than that created hereby and as described above in
        Section 3(d);
    f. No financing statements covering Collateral are now on file in favor of anyone other than Lender, except pursuant to Section 3(d) above;
    g. There is no litigation pending or threatened against Borrower, its officers or directors or partners which, if adversely determined, might have a material adverse affect on Borrower's business condition; and
    h. Borrower's possession of Inventory is solely for the purpose of procuring the sale, rental or exchange thereof to a retail buyer in the ordinary course of Borrower's business.

4.  COVENANTS.  Borrower covenants and agrees:
    a. To maintain the Inventory in good repair, working order, condition and appearance, make all necessary or appropriate repairs, restorations, replacements and renewals thereto, and not permit its value to be impaired;
    b. Not to grant or suffer to exist any security interest, mortgage, attachment, lien or other encumbrance of any sort (other than Lender's security interest or those detailed in Section 3(d) hereof on any Collateral without Lender's prior written consent;
    c. To notify Lender in advance of any change in, or addition or discontinuation of Borrower's places of business, and any change in the name, identity or form of Borrower;
    d. To defend the Collateral against all claims and legal proceedings by persons or entities other than Lender.

    e. To pay and discharge when due all taxes, fees, levies or other charges of any sort upon the Collateral;
    f. Not to permit any Inventory to become an accession or fixture to any other property;
    g. Not to deliver possession of any Collateral consisting of contract rights, rental instruments, documents, money or chattel paper to anyone other than Lender or Lender's designee(s);
    h. Not to permit any Collateral to be used in violation of any applicable law, rule, regulation or policy of insurance;
    i. To use its property in the regular and ordinary course of business, solely for business purposes, and comply with all laws, rules and regulations applicable in any way to Borrower.
    j. Not to remove or allow the removal of any Collateral from Borrower's places of business without the prior written consent of Lender except in the regular and ordinary course of business; and
    k. To make the Collateral and the records relating thereto available for inspection by Lender, or its designee, upon request, at reasonable places and times;
    l. To provide Lender with copies of its balance sheet, profit and loss statement and such other financial reports within one hundred twenty (120) days of the close of each fiscal year of Dealer; and
    m. To deliver or cause to be delivered to Lender, upon requests of Lender, the invoices, warehouse receipts, bills of lading, certificates of title and other documents issued for each item of Inventory financed hereunder, and Lender shall have the right to hold the same until such items of Inventory are sold and to have its lien or security interest noted thereon.
    n. To notify Lender of any material disputes between Borrower and any Supplier, including but not limited to threatened or actual termination of Borrower's authorization to represent, purchase goods for resale from, or otherwise engage in normal commercial relations with such Supplier, and
    o. If a corporation, to continuously maintain, preserve and keep in full force and effect, its corporate existence, registry, good standing, rights, and privileges in its corporate jurisdiction and all jurisdictions wherein Borrower is doing business. Borrower shall not permit any material change in the legal or equitable ownership of Borrower without thirty (30) days prior written notification to Lender.

5.  PAYMENTS.

    a. Borrower agrees that the amount of each and every Extension of Credit with any accrued and unpaid interest and other charges, shall be payable in accordance with the Schedule of Terms (hereinafter defined) announced from time to time by Lender; provided, however, that all such amounts shall be due and payable, and Borrower agrees to pay to Lender such amounts, upon demand made upon or after the occurrence of any one or more of the following events: (i) as to the outstanding Extension of Credit applicable to any item of Inventory immediately upon the sale thereof, and (ii) an Event of Default as set forth in Paragraphs 7 and 8 hereof.

    b. Interest shall be charged on the Extensions of Credit and Borrower agrees to pay such interest charges promptly as billed and upon such terms as Lender shall require in this Agreement and in accordance with the rates and terms as announced in schedules from time to time by Lender (the "Schedule of Terms", which Schedules of Terms are incorporated by reference herein and made a part hereof). Interest charges for each Extension of Credit outstanding during the prior month shall be computed and accrued at the lesser of (i) the interest rate as set forth in the Schedule of Terms, or (ii) the highest rate of interest that Borrower can legally obligate itself to pay and/or Lender can legally collect ("Maximum Legal Rate"). Interest shall accrue from and including the date of each Extension of Credit as a simple interest rate per annum based on a year of three hundred sixty (360) days for the actual number of days elapsed. "Base Rate" shall mean the rate announced from time to time by Citibank, N.A. in New York as its Base Rate. Notwithstanding any other provision to the contrary set forth herein, if at any time implementation of any provision hereof shall raise the interest or other charges of Lender herein above the Maximum Legal Rate, if any, in effect from time to time in the applicable jurisdiction for Extensions of Credit to Borrowers of the type, in the amount, for the purposes, and otherwise of the kind herein contemplated, then such interest or other charges shall be limited to the Maximum Legal Rate and any excess interest or other charges inadvertently collected shall be deemed to be a partial prepayment of an Extension of Credit and so applied.

    c. All amounts payable pursuant hereto are payable at Lender's address set forth above or at such other address as Lender may specify from time to time in writing. Lender shall provide Borrower, on either a monthly or other periodic basis, an invoice or statement of Borrower's account prepared from Lender's records.

6. INSURANCE. Borrower shall at all times bear all risk of loss of, damage to, or destruction of, the Collateral. Borrower shall maintain public liability insurance and shall keep all Collateral insured against risks covered by standard forms of fire, theft, and extended coverage insurance and such other risks as may be required by Lender, in amounts, and having such deductibles under policies issued by such insurance companies as are satisfactory to Lender. Borrower agrees to deliver promptly to Lender certificates, or if requested, policies of insurance, satisfactory to Lender, each with an endorsement naming Lender or its assigns as additional insured or loss payee as their interests may appear, along with proof of payment of the premium therefor. Each policy shall provide that Lender's interest therein will not be invalidated by the acts, omissions or neglect of anyone other than Lender, and will contain the insurer's agreement to give thirty (30) days prior written notice to Lender before the cancellation of or any material change in the policy will be effective as to Lender, whether such cancellation or change is at the direction of Borrower or insurer. Borrower assigns to Lender all policies and all proceeds of such insurance, including returned and unearned premiums, not to exceed the sum of all Obligations, as additional security. Borrower directs all insurers to pay such proceeds directly to Lender, and Borrower shall hold in trust for Lender and promptly remit to Lender, in the form received, with all necessary endorsements, any proceeds of such insurance which Borrower may receive. Lender shall apply any proceeds of insurance which may be received by it toward payment of the Obligations to which such insurance proceeds relate, whether or not then due, such proceeds to be applied first to interest and then to principal. Excess insurance proceeds, if any, shall be returned to Borrower or applied to any other Obligations, should such other Obligations be then due and unpaid, in the event any item of Collateral is damaged and a claim submitted to the insurer is in dispute. Borrower will pay the unpaid balance plus all accrued interest of all Extensions of Credit attributable to the damaged Collateral, within five
(5) days of Lender's request. If, in the opinion of Lender, Borrower fails to maintain insurance on the Collateral in a manner satisfactory to Lender, Lender may, but shall not be obligated to, purchase such insurance, and Borrower agrees to immediately reimburse Lender, upon demand, for any payment made or expense incurred by Lender in purchasing such insurance, plus interest thereon at the After Maturity Rate specified in the Schedule of Terms.

7. DEFAULT. The occurrence of any of the following events shall be deemed to constitute an Event of Default under this Agreement;
    a. Borrower shall fail to pay when due any amount owed by it to Lender or to any parent, subsidiary or affiliate of Lender whether hereunder or under any other instrument or agreement;
    b. Borrower shall fail to perform or observe any other obligation, covenant, or term to be performed or observed by it hereunder or under any other instrument or agreement;
    c. Any warranty, representation or statement made by Borrower in connection with this Agreement or any other agreement between Lender and Borrower is false or breached;
    d. Borrower or any guarantor or surety for the Obligations shall die, become insolvent or cease to do business as a going concern or any guarantor or surety terminates such guaranty or suretyship with respect to the Borrower;
    e. The Collateral shall suffer a reduction in value, other than any reduction in value from ordinary wear and tear resulting from any of the Collateral being leased or rented by Borrower to third parties under the terms of this Agreement;

    f. Borrower or any guarantor of or surety for the Obligations shall make an assignment for the benefit of creditors, file a petition in bankruptcy, apply to or petition any tribunal for the appointment of a custodian, receiver or trustee for itself or for any substantial part of its property, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, or if there shall have been filed any such petition or application, or any such proceeding shall have been commenced against any such person or entity, or any such person or entity by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application, proceeding, order for relief or such appointment of a custodian, receiver or trustee;
    g. Borrower shall have concealed or removed, or permitted to be concealed or removed, any part of its assets, so as to hinder, delay or defraud any of its creditors, or made or suffered a transfer of any of its assets which transfer would be fraudulent under any bankruptcy, insolvency, fraudulent conveyance or similar law or shall have made any transfer of its assets to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid or shall have suffered or permitted, while insolvent, any creditor to obtain a lien upon any of its property through legal proceedings or distraint;
    h. Loss, theft, damage, destruction, transfer, sale (except as expressly permitted herein) or encumbrance of the Collateral, without prior written consent of Lender, or the making of any levy, seizure or attachment thereon;
    i. Dissolution, merger, consolidation or transfer of any substantial part of the property or ownership of Borrower, without the prior written consent of Lender; or
    j. A material adverse change in the Borrower's financial condition or operations.

8.  REMEDIES OF LENDER.
    a. Upon the occurrence of an Event of Default, and at any time thereafter, Lender shall have the right, at its option, to immediately exercise one or more of the following remedies; (i) without demand or notice of any kind, refuse to make any further Extensions of Credit; (ii) terminate this Agreement immediately without notice; (iii) declare immediately due and payable all sums and other Obligations then owing by Borrower to Lender whether pursuant hereto or under any other document, instrument or agreement, or otherwise, notwithstanding the provisions of any writings evidencing the same; (iv) exercise any and all rights it may have under the Uniform Commercial Code or other law;
        (v) take immediate and exclusive possession of the Collateral, wherever it may be found, and enter any of the premises of the Borrower, with or without process of law, wherever the Collateral may be, or is supposed to be, and search for same, and if found to take possession of, and remove the Collateral, all without liability on the part of Lender or its agents for such entry or for property or other damage; (vi) sell any or all of the Collateral, at public or private sale, without notice to Borrower or advertisement or otherwise, for cash or on credit, as the Lender may elect, at its option, and Lender reserves the right to bid and become the purchaser at any such sale; (vii) notify, in Lender's own name, or in the name of the Borrower, all obligors of Borrower and demand, collect, receive, receipt for, sue, compromise and give acquittance for, any and all amounts due to Borrower on contracts and credits; (viii) direct Borrower to assemble the Collateral and deliver it to Lender, at Borrower's expense, at a place designated by Lender which is reasonably convenient to Lender and Borrower; and/or
        (ix) hold, appropriate, apply or set-off any and all moneys, credits, indebtedness due from Lender, its affiliates, parents or subsidiaries, to Borrower or any Suppliers of any item of inventory or other property of or belonging to borrower which is or comes into possession of Lender, its affiliates, parents or subsidiaries.
    b. Borrower shall pay all reasonable costs of Lender incurred in the collection of any of the Obligations owed Lender by Borrower and for the enforcement of any Obligations of Borrower to Lender, including reasonable attorney's fees and legal expenses. The foregoing remedies shall not be deemed exclusive or alternative but shall be cumulative and in addition to all other remedies in favor of Lender existing at law or in equity. Notwithstanding the foregoing and in addition, thereto, if Borrower fails to perform any of its obligations hereunder, Lender may perform the same, but shall not be obligated to do so, for the account of Borrower, and Borrower shall immediately repay to Lender any amounts paid by Lender in such performance together with interest thereon at the After Maturity Rate specified in the Schedule of Terms.
    c. Any proceeds realized by Lender upon the sale or other disposition of the Collateral pursuant to this Section 8 may be applied by Lender to the payment of the reasonable expenses of retaking, holding, preparing for sale, selling and the like, including reasonable attorney's fees and legal expenses, and any balance of such proceeds may be applied by Lender toward the satisfaction of Borrower's Obligations in such order of application as Lender may in its sole discretion determine.
        Any surplus shall be paid to Borrower. Borrower shall be liable for and shall promptly pay on demand any deficiency resulting from any such disposition of Collateral.

9. TERMINATION. Either party upon not less than thirty (30) days prior written notice to the other party may terminate this Agreement with respect to future Extensions of Credit. Termination of this Agreement shall not affect the rights and obligations of the parties with respect to transactions occurring prior to the date of termination. Provided that all Borrower's Obligations to Lender are paid in full, Lender will, upon Borrower's written request made after the effective date of termination, release or terminate any and all financing statements filed by Lender against Borrower.

10. BORROWER'S RIGHT TO SELL OR RENT. Borrower may sell its inventory to buyers in the regular course of business, but nothing herein shall be deemed to waive or release any interest Lender may have hereunder, or under any other agreement, in any proceeds of such inventory. Upon any sale of such inventory, Borrower shall pay to Lender such payment to be made on the earlier of (a) twenty-four (24) hours after Dealer receives the proceeds of such sale, or (b) thirty (30) days after the earlier of the date of delivery of the Inventory to the Buyer or the date of the invoice therefor an amount equal to the unpaid balance of the Extension of Credit plus accrued and unpaid interest with respect to the item of Inventory sold; provided, however, that if Borrower is in default, Borrower shall pay the entire proceeds of such sale to Lender. For purposes hereof, the term "sale" shall include a cash sale, conditional sale, installment sale, finance lease, or other similar transaction. Inventory may not be rented or leased by Borrower without the prior written consent of Lender, unless permitted by the applicable Schedule of Terms.

11. POWER OF ATTORNEY. Borrower hereby constitutes Lender, its successors and assigns, Borrower's true and lawful attorney, irrevocably, with full power (in Borrower's name or otherwise) to execute promissory notes or other evidence of indebtedness and to execute and file, at such locations as Lender shall determine, UCC financing statements and, upon the occurrence of an Event of Default to ask, require, demand and receive any and all payments and other claims for money due and to become due with respect to Inventory and to endorse any checks or instruments or other orders in connection therewith, all without affecting Dealer's liability in any manner whatsoever.

12. GENERAL PROVISIONS.
    a. This Agreement may be executed in multiple counterparts which together shall constitute but one and the same instrument. This Agreement shall be binding on the parties, their heirs, executors, administrators, successors and assigns, provided, however, that Borrower may not assign this Agreement without the prior written consent of Lender.
    b. It is understood and agreed, any law, custom or usage to the contrary notwithstanding, that Lender shall have the right at all times to enforce the covenants and provisions of this Agreement in strict accordance with the terms thereof, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times; and further, that the failure of Lender at any time or times to enforce its right under said covenants and provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific terms and provisions of this Agreement or as having in any way or manner modified, altered or waived the same.

  c. Lender may hold any sums of monies belonging to Borrower which come into the possession of Lender and may apply all or a portion of said sums of monies to any past due Obligations, or to any other claims that Lender or any of its affiliates or subsidiaries may have against Borrower. Borrower hereby constitutes and appoints Lender, its successors and assigns, Borrower's true and lawful attorney, irrevocably, with full power, to endorse checks or other instruments in connection therewith.
  d. Borrower shall not assert against Lender any claim or defense Borrower may have against any third party with respect to the Collateral.
  e. This instrument contains the entire agreement between the parties relating to the financing of inventory and the security interest provided herein, and supersedes all prior representations, promises and conditions, whether oral or written, in connection with the subject matter hereof, and any representation, promise or condition not incorporated herein shall not be binding upon the parties.
  f. Waiver of any particular default shall not be a waiver of any other default. All of Lender's rights are cumulative and not alternative. No modification or change in this Agreement or in any related agreement shall bind Lender unless in writing signed by a duly authorized officer of Lender. The term "Lender" shall include any assignee of Lender. Any provisions of this Agreement found by judicial interpretation or construction to be prohibited by law shall be ineffective to the extent of such prohibition, without invalidating the remaining provisions hereof. All words used shall be understood and construed to be of such number, tense and gender as the circumstances may require.
  g. Lender may (i) insert dates, amounts and inventory serial numbers and descriptions when known in any promissory notes taken or documents related hereto, and (ii) correct any patent errors or omissions therein or in this Agreement.

IN WITNESS WHEREOF, the parties have caused this agreement to be executed on the day, month and year hereinabove written.


Lender Citicorp Del-Lease, Inc.                Borrower:  M & M Properties, Inc.
d/b/a Citicorp Dealer Finance                  dba M & M Equipment Rental

By: /s/ David B. Hilton                        By: /s/ Ralph McCurry
 -----------------------------------           --------------------------------
       (Authorized Signature)                         (Authorized Signature)

  David B. Hilton V.P.                          Ralph McCurry
 -----------------------------------           --------------------------------
     (Printed Name and Title)                       (Printed Name and Title)


   SECRETARY'S CERTIFICATE RELATING TO INCUMBENCY AND CORPORATE RESOLUTIONS

The undersigned, C. Cummings (Ass't) Secretary of M & M Properties, Inc. dba
                                                  M & M Equipment Rental
                                                  --------------------------
an Alabama corporation (herein the "Corporation"), does hereby certify:

  1. That he is the duly elected, qualified and acting (Ass't) Secretary of the Corporation and has the custody of the corporate records, minutes and corporate seal.

  2. That the following named person(s) has/have been properly designated, elected and assigned to the office in such corporation as indicated below; that such person(s) hold(s) such office at this time and that the specimen signature appearing beside the name of such officer is his true and correct signature.

             Name                    Title                   Specimen Signature
        Ralph McCurry                  Pres.                  /s/ Ralph McCurry
  -----------------------------------------------------------------------------
       Carol Cummings              Ass't Secretary            /s/ C. Cummings
  -----------------------------------------------------------------------------

  3. That at a meeting of the Board of Directors of the Corporation, duly called, convened and held on ________________________, at which meeting a quorum was present and voted throughout, the following resolutions(s) were duly adopted by said Board and said resolution(s) have not been amended, altered or repealed and remain in full force and effect on the date hereof:

      RESOLVED, that the Corporation enter into a Dealer Security Agreement with Citicorp Dealer Finance ("Citicorp") whereby the Corporation shall borrow money from time to time to finance the purchase of inventory:

      FURTHER RESOLVED, that the person(s) named above of this Corporation be and any one of them is, authorized for and on behalf of this Corporation as its corporate act and deed to execute and deliver the Dealer Security Agreement and such ancillary documents as Citicorp may request all in form as may be satisfactory to such person(s): and it is

      FURTHER RESOLVED, that any such action heretofore taken by such officer be and the same hereby is ratified and confirmed.

  4. That he is one of the duly authorized and proper officers of such corporation to make certificates in its behalf and that he has caused this certificate to be executed and the seal of the corporation to be hereunto appended this 19 day of June, 1995.


                    (Corporate Seal)

                                                     /s/ C. Cummings
                                                --------------------------------
                                                      (Ass't) Secretary

                                 SCHEDULE "A"

                                UCC-1 LANGUAGE


All new and used inventory now owned or hereafter acquired by the Borrower, including but not limited to industrial lift trucks, aerial lifts, industrial tractors, industrial material handling vehicles, industrial sweepers, wherever located and any and all returned, exchanged and repossessed items hereof and trade-ins thereon and any and all attachments, additions and accessions thereto and accessories, substitutions, replacements and parts therefor ("Inventory"); all goods, equipment, machinery, fixtures, motor vehicles, furniture, chattel paper, leases, contract rights, accounts receivable, accounts, documents, instruments and general intangibles now owned or hereafter acquired by Debtor, and all proceeds of the foregoing, including all cash, rents and non-cash proceeds thereof, including insurance proceeds.


DEBTOR:                                          SECURED PARTY:

M & M PROPERTIES, INC. DBA                       CITICORP DEALER FINANCE
M & M EQUIPMENT RENTAL


BY: /s/ R. McCurry                               BY: /s/ David B. Hilton
   ------------------------                         --------------------------

                                  SCHEDULE B
                                  ----------


GEHL FINANCE                                     Dept #760
                                                 P.O. Box 2088
                                                 Milwaukee, WI 53201-2088

CASE CREDIT CORPORATION                          700 State Street
                                                 Racine, WI 53404

AMERICAN EQUIPMENT LEASING                       P.O. Box 13428
                                                 Reading, PA 19612-3428

ASSOCIATES COMMERCIAL CORPORATION                1427 Thomas Drive
                                                 P.O. Box 612
                                                 Cape Girardeau, MO 63702-0612

ASSOCIATES COMMERCIAL CORPORATION                P.O. Box 23407
                                                 305 N. Hurstbourne Pkwy
                                                 Louisville, KY 40222

HYSTER CREDIT COMPANY                            P.O. Box 5605
                                                 Portland, OR 97228-5605

PEOPLES FIRST NATIONAL BANK                      P.O. Box 2200
                                                 Paducah, KY 42002-2200

(ITT) DEUTSCHE FINANCIAL SERVICES                P.O. Box 7780-3057
                                                 Philadelphia, PA 19182-3057

CONCORD COMMERCIAL                               P. O. Box 751146
                                                 Charlotte, NC 28275

CITIZENS BANK & TRUST                            P.O. Box 2400
                                                 Paducah, KY  42002-2400

FIRST ALABAMA BANK                               P.O. Box 680
                                                 Huntsville, AL 35804

ASSOCIATES/CLARK CREDIT                          P.O. Box 419314
                                                 Kansas City, MO 64141-6314

                                  SCHEDULE B
                                  ----------
                                  CONTINUED
                                  ---------

FORD MOTOR CREDIT COMPANY                        P.O. Box 2212
                                                 Decatur, AL 35609

CIT GROUP/EQUIPMENT FINANCING, INC.              P.O. Box 7777-W0800X
                                                 Philadelphia, PA 19175

NAVISTAR FINANCIAL CORPORATION                   Dept. 9002
                                                 Carol Stream, IL 60128-9002

CITICORP NORTH AMERICA, INC.                     450 Mamaroneck Avenue
                                                 Harrison, NY 10528

COMPASS BANK                                     P.O. Box 10566
                                                 Loan Operations
                                                 Birmingham, AL 35296

ORIX CREDIT ALLIANCE, INC.                       P.O. Box 1687
                                                 Pittsburgh, PA 15230-1687

GMAC                                             P.O. Box 51014
                                                 Carol Stream, IL 60125-1014

DEUTSCHE CREDIT CORPORATION                      P.O. Box 75308
                                                 Chicago, IL 60675-5308

GE CAPITAL FLEET SERVICES                        Drawer CS 100363
                                                 Atlanta, GA 30384-0363

MERCEDES-BENZ CREDIT CORPORATION                 Dept. CH#10548
                                                 Palatine, IL 60055-0548

REGIONS FINANCIAL LEASING, INC.                  P.O. Box 1203
                                                 Montgomery, AL 36102

                                  Schedule B
                                  ----------
                                  Continued
                                  ----------

ATLAS COPCO                                      161 Lower Westfield Road
                                                 P.O. Box 431
                                                 Holyoke, MA 01041

GEHL COMPANY                                     143 Water Street
                                                 P.O. Box 179
                                                 West Bend, WI 53095

GENIE INDUSTRIES                                 18340 NE 76th Street
                                                 Redmond, WA 98052

JLG INDUSTRIES, INC.                             1 JLG Drive
                                                 McConnellsburg, PA 17233

K.D. MANITOU, INC.                               P.O. Box 154009
                                                 Waco, TX 76715

MANITEX, INC.                                    3000 South Austin Avenue
                                                 P.O. Box 1609
                                                 Georgetown, TX 78627

SKYJACK, INC.                                    55 Campbell Road
                                                 Guelph Ontario, Canada N1H1B9

TRAK INTERNATIONAL, INC.                         369 West Western Avenue
                                                 Port Washington, WI 53074